UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): November 21, 2003

INTERDIGITAL COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in charter)

PENNSYLVANIA	1-11152	23-1882087
(State or other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania 19406-1409

(Address of principal executive offices)

(610) 878-7800

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1	November 21, 2003 Notice of Savings and Protection Plan Blackout Period

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan

On November 21, 2003, InterDigital Communications Corporation (the “Registrant”) received notice from its Savings and Protection Plan regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104(b) of Regulation BTR with respect to the blackout period was provided to directors and certain officers by the Registrant on November 21, 2003 and is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL COMMUNICATIONS CORPORATION

Date:	November 21, 2003	By:	/S/ LAWRENCE F. SHAY

Lawrence F. Shay Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	November 21, 2003 Notice of Savings and Protection Plan Blackout Period